Exhibit 32.1
CERTIFICATION OF PRINCIPAL EXECUTIVE OFFICER PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

The undersigned, James C. Mastandrea, Chairman and Principal Executive Officer of Whitestone REIT Operating Partnership, L.P. (the “Company”), certifies, pursuant to 18 U.S.C. §1350, as adopted pursuant to §906 of the Sarbanes-Oxley Act of 2002, that:

1. The Annual Report on Form 10-K of the Company for the year ended December 31, 2011 (“the Report”) fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ James C. Mastandrea
James C. Mastandrea
Chairman and Chief Executive Officer of Whitestone REIT, the general partner of
Whitestone REIT Operating Partnership, L.P.

Date: March 29, 2012